SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K
                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934





    Date of report (Date of earliest event reported): September 20, 2001


                           TREMONT ADVISERS, INC.
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           (Exact name of registrant as specified in its charter)




Delaware                             0-27077                  06-1210532
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(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)


555 Theodore Fremd Avenue, Rye, New York                      10580
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (914) 925-1140
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ITEM 5.  OTHER EVENTS

         On September 17, 2001, Tremont Advisers, Inc. ("Tremont") issued a press release announcing that the proposed merger transaction among Tremont, Oppenheimer Acquisition Corp. and Joshua Acquisition Corp. would proceed without being adversely affected by the New York City World Trade Center disaster of September 11, 2001. Such press release is attached as
Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99.1               Press release dated September 17, 2001


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TREMONT ADVISERS, INC.


Date:  September 20, 2001             By: /s/ Stephen T. Clayton
                                          -------------------------------------
                                          Stephen T. Clayton
                                          Chief Financial Officer and
                                            Administrative Officer
                                          (Duly authorized Officer and Principal
                                          Financial and Accounting Officer)